   As filed with the Securities and Exchange Commission on September 17, 2002

                                                      Registration No. 333-67814
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                -----------------

                           CANARGO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                        1311                         91-0881481
(State or other jurisdiction   (Primary Standard Industrial   (I.R.S. Employer Identification
      of organization)          Classification Code Number)    incorporation or organization)

                        C/O CANARGO SERVICES (UK) LIMITED
              150 BUCKINGHAM PALACE ROAD, LONDON, ENGLAND SWIW 9TR
                                (44) 207 808-4700
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                -----------------

                                ANTHONY J. POTTER
                          CANARGO SERVICES (UK) LIMITED
              150 BUCKINGHAM PALACE ROAD, LONDON, ENGLAND SWIW 9TR
                                (44) 207 808-4700
  (Name, address, including zip code, and telephone number, including area code of agent for service)

                                -----------------

                Please forward a copy of all correspondence to:
                               PETER A. BASILEVSKY
                      SATTERLEE STEPHENS BURKE & BURKE LLP
                           230 PARK AVENUE, 11TH FLOOR
                               NEW YORK, NY 10169
                              PHONE: (212) 818-9200

Approximate date of commencement of proposed sale to the public: FROM TIME TO TIME AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

================================================================================

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

      DEREGISTRATION OF SECURITIES AND WITHDRAWAL OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (reg. No. 333-67814) filed with the Securities and Exchange Commission on August 24, 2001 (the "Original Form S-1") by CanArgo Energy Corporation, a Delaware corporation (the "Company"), is being filed to (i) deregister all remaining unsold securities previously registered by the Company under the Securities Act of 1933, as amended (the "Act"), on the Original Form S-1, as amended, and (ii) withdraw the Original Form S-1 and all previously filed Post-Effective Amendments thereto from registration under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in London, England on September 17, 2002.

                                       CANARGO ENERGY CORPORATION

                                       By: /s/ Anthony J. Potter
                                           -------------------------------------
                                       Anthony J. Potter
                                       Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/Anthony J. Potter                              Date: September 17, 2002
     ------------------------------------------
     Anthony J. Potter, Chief Financial
     Principal Financial and Accounting Officer


By:  /s/Roger Brittain*                                Date: September 17, 2002
     ------------------------------------------
     Chairman of the Board


By:  /s/David Robson*                                  Date: September 17, 2002
     ------------------------------------------
     David Robson, Chief Executive Officer
         and Director
     Principal Executive Officer


By:  /s/Russell Hammond*                               Date: September 17, 2002
     ------------------------------------------
     Russell Hammond, Director


By:  /s/Nils N. Trulsvik*                              Date: September 17, 2002
     ------------------------------------------
     Nils N. Trulsvik, Director


*By: /s/Anthony J. Potter                              Date: September 17, 2002
     ------------------------------------------
     Anthony J. Potter, Attorney-in-Fact

                                  EXHIBIT INDEX

      FILED
     HEREWITH                                     EXHIBIT
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        X        25(1)        Power of attorney of certain signatories
                              (contained on signature page included in Part II of the Registration Statement on Form S-1 filed with the SEC on August 24, 2001 (File No. 333-67814))
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